PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT.

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


                            MUSE TECHNOLOGIES, INC.

                 SUPER VALUE-ADDED RESELLER (S-VAR) AGREEMENT

         THIS AGREEMENT dated June 19, 1998, by and between Continuum Resources International, ASA having headquarters at 2424 Wilcrest, Suite 100 (hereafter, "S-VAR and S-VAR Subsidiary(ies)", and Muse Technologies, Inc., (hereafter "MTI") a Delaware Corporation having headquarters at 1601 Randolph SE, Suite 210, Albuquerque, NM 87106.

         WHEREAS, MTI has proprietary rights in certain software identified in Attachment A hereto, and made a part hereof, (hereinafter referred to as "MTI Licensed Product(s)"), and whereas MTI wishes to enhance the marketing, sales and distribution of MTI Licensed Product(s). MTI has established its S-VAR Program under which MTI sells to S-VAR(s) for integration of S-VAR product(s) with the MTI Licensed Product(s).

         WHEREAS, MTI is willing to grant such rights to market, sell and distribute MTI Licensed Product(s) as described in MTI's Price List, Attachment A. In addition, S-VAR is empowered to initiate and participate in negotiations, upon MTI written approval and within the assigned Trading Area, between MTI and 3rd parties (who are brought to MTI by S-VAR), for other MTI VAR agreements. If "Up-front" money is paid to MTI for any of these agreements, S-VAR is entitled to share in the "Up-front" revenue on a [ * ] basis with MTI. ("Up-front" money is required from any reseller partner who purchases a territory with exclusivity within the designated assigned Trading Area for reselling MTI products.)

         WHEREAS, S-VAR or S-VAR Subsidiary(ies) wishes to acquire the right to integrate the MTI Licensed Product(s) and to resell with S-VAR Product(s) in conjunction with their business and in accordance to the terms and conditions of this Agreement, and whereas, S-VAR agrees to participate in MTI's S-VAR Program and to market, sell and distribute the MTI Products to End-Users of the S-VAR within the S-VAR's designated assigned Trading Area.

         THEREFORE, S-VAR or S-VAR Subsidiary(ies) and MTI desire to enter into this Agreement to set forth all of the obligations of the parties with respect to the foregoing terms and conditions that are applicable herewith and with those terms and conditions which may be agreed upon by both parties and incorporated within this agreement from time to time as modifications.

                  ATTACHMENTS:
                  ATTACHMENT A,   Muse Price List with Standard Terms &
                                    Conditions,
                  ATTACHMENT B,   End-User Software License Agreement,
                  ATTACHMENT C,   Volume Commitment and Reseller Discount
                                    Schedule,

                  ATTACHMENT C, (Exhibit 1): S-VAR Sales Schedule Commitment, ATTACHMENT D, S-VAR Application Software and Hardware
                                   Product(s),
                  ATTACHMENT E,  S-VAR Agreement, Modifications

are incorporated into and form a part of this agreement. The original forms of all Attachments listed above are the versions of the Attachments which are in effect as of the date of this agreement. Muse may, from time to time, in mutual agreement with S-VAR, modify Attachments A, B, and C; and also may, from time to time, change the terms of the MTI S-VAR Reseller Program, but will offer to S-VAR the option to elect either continuance of this agreement, or adoption of the new agreement. In the event of a change to Attachment A, MTI will provide a written notice of amendment to the S-VAR, which will after 30 days become a part of this agreement and will supersede any prior notifications sent to the S-VAR subject to the referenced modifications.

         DEFINITIONS: (as used in this agreement)

         (Diamond)         "Application" means S-VAR's application software
                           and hardware products(s) and services as submitted to MTI for approval by the S-VAR and identified on Attachment D.

         (Diamond)         "Volume Commitment" means S-VAR's committed sales
                           volume within S-VAR's designated trading area as listed on Exhibit 1.

         (Diamond)         "Confidential Information" means information and/or
                           materials containing information which concern, without limitation, MTI's software secrets, business plans, customers, technology or products, and are proprietary and/or confidential in nature.

         (Diamond)         "Effective Date" means the date upon which the term
                           of this agreement will commence, and after MTI signs this agreement on the signature page hereof.
                           In the case of a Master VAR, or S-VAR agreement, the effective date of the contract will be no later than ten days after all required signatures are on the agreement, and on the day in which the "up-front" funds have been transferred to the MTI bank accounts.

         (Diamond)         "End User" means S-VAR's customers or S-VAR's
                           Subsidiary(ies), which shall only be the ultimate
                           End-Users of Product(s), (i.e. S-VAR may not market or distribute MTI Licensed Product(s) through intermediaries such as contractors, dealers or other distributors.) End-Users shall not include any agency, department, or entity of the U.S.
                           Government, unless previously agreed to by MTI in writing as an integrated part of the S-VAR's
                           Trading Area.

         (Diamond)         "Software License" means MTI's standard End-User
                           Software License agreement, as may be amended from time to time by MTI, Attachment B.

         (Diamond)         "Product(s)" means any combination of equipment and
                           licensed software.

         (Diamond)         "S-VAR Subsidiary(ies)" means any entity of which
                           50% or more of the voting rights are owned or controlled, directly or indirectly, by S-VAR;
                           provided, however, that such entity shall be deemed to be a S-VAR Subsidiary only for so long as such ownership or control exists by the S-VAR.

         (Diamond)         "S-VAR Transfer of Software License Agreement
                           Attachment" is an attachment of the standard MTI
                           Software License Agreement which S-VAR, in accordance with MTI Software License Agreement, will complete and forward to MTI whenever it resells MTI Licensed Product(s).

         (Diamond)         "Trademarks" means any trademark, or marks or
                           tradename which MTI may designate or use, or adapt from time to time.

         (Diamond)         "MTI License Product" shall mean all current
                           versions of MTI software programs identified in MTI's Price List, Attachment A, and the documentation used in conjunction therewith, in final form only, in existence as of the Effective
                           Date of the contract.

         (Diamond)         "Know How" means the valuable, confidential,
                           proprietary information of MTI relating to the contents, workings, installation and implementation of the MTI Licensed Product(s).

         (Diamond)         "Market" means the right of S-VAR to promote and
                           offer MTI Licensed Product(s), together with the right to directly transfer ownership of MTI software license(s) to its End-Users to use the MTI
                           Licensed Product(s) with a designated CPU.

         (Diamond)         "Trading Area" means the designated territory in
                           which the S-VAR may sell MTI Licensed Product(s).

         NOW THEREFORE, in consideration of the covenants and conditions set forth herein, the parties hereto agree as follows:

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1.       SALE OF MTI LICENSED PRODUCT(S)

         1.1 Sale of MTI Licensed Product(s). MTI agrees to sell to S-VAR, and S-VAR agrees to purchase MTI Licensed Product(s) under the terms and conditions of this Agreement for the S-VAR's Market. Payment terms are net [ * ] days after the date of invoice by MTI to S-VAR, and deliveries will be made F.O.B. Albuquerque, New Mexico.

         1.2 Trading Area. MTI authorizes S-VAR to resell MTI Licensed Product(s) and services on an industry exclusive basis within the following Trading Area:

                  o        The Petroleum Industry, U.S. Wide

                  o        The International Petroleum Industry,

         (Any International order of MTI Licensed Products by S-VAR must be pre-approved in writing by MTI prior to the sale, due to the fact that MTI must limit sales to countries which are restricted by U.S. Federal Laws.)

         1.3 Licensed Product. As used in this agreement, "Licensed Product(s)" means the proprietary software and operating system product modifications distributed by MTI as the MTI Licensed Product(s).

         1.4 Standard Terms and Conditions: MTI Standard Terms and Conditions of Sale, Attachment A, are hereby incorporated into and made a part this contract. In the case of conflicting terms between this S-VAR agreement and MTI's Standard Terms and Conditions, the terms of this S-VAR agreement will prevail.

         1.5 Trading Area Restrictions: MTI Reserves the following Trading Areas within the Petroleum Industry to be "non-protected for exclusivity", and restricts the S-VAR from marketing, selling, or distributing the MTI licensed product (s) in the following areas except when specifically approved by MTI in writing:

                  o        Relational Database for Non-Petroleum based
                           Applications

                  o        Commercial Banking and Financial Applications

2.       DISTRIBUTION OF MTI LICENSED PRODUCT(S)

         2.1 Grant of MTI S-VAR License. Subject to the terms and conditions of this Agreement, MTI grants to S-VAR, and S-VAR accepts from MTI, an exclusive and

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

         non-transferable license to market, sell and distribute copies of the MTI Licensed Product(s) supplied to S-VAR by MTI, solely within the assigned designated Trading Area and Markets as defined in section 1.2 of the Agreement. (Shipments by the S-VAR outside the United States must be specifically approved by MTI in writing prior to offer being made). S-VAR acknowledges that nothing in this Agreement precludes MTI from distributing the MTI License Product(s) directly to MTI End-Users or through other contractors, dealers, distributors, and value-added resellers in this market or any other
         vertical markets, industries or brokerages. [          *             ]
         [                             *                                      ]
         [                             *                                      ]
         [                             *                                      ]
         [                             *                                      ]

                  S-VAR may only sell MTI Licensed Product(s) in the assigned Trading Area where it is able to provide adequate face-to-face support for the product, and maintain a showroom and/or demonstration facility to promote, demonstrate and sell the S-VAR product(s) in which MTI Licensed Product(s) will be integrated. S-VAR shall not sell or offer to sell product outside the assigned Trading Area or to entities, departments or agencies of the U.S. Government outside the Trading Area without MTI's prior written permission.

         2.2      Title to MTI Licensed Product(s).
         S-VAR shall be deemed to have purchased from MTI, for distribution under this Agreement, only the magnetic and other physical media on which copies of the MTI Licensed Product(s) are delivered by MTI. Title to the Licensed Product(s) shall at all times remain with MTI and nothing in this Agreement shall be construed to effect a transfer of ownership of the MTI Licensed Product(s), which is licensed only and not sold to S-VAR's customers.

         2.3      Distribution Copies.
         For each copy of the MTI Licensed Product(s) to be supplied to S-VAR under this Agreement, MTI will deliver one copy of the computer programs on magnetic media or via electronic transfer. Neither S-VAR nor their customers shall have any rights to the source code for the MTI Licensed Product(s) under this Agreement.

         2.4      End-User Licenses.
         All copies of the MTI Licensed Product(s) distributed under this Agreement by the S-VAR shall be subject to the terms and conditions of the MTI Software License Agreement and the MTI S-VAR Transfer of Software License Agreement, a copy of both of which are attached as Attachment B to this Agreement. Except as provided otherwise below, S-VAR may distribute a copy of the MTI Software Licensed Product(s) only if the MTI Software License Agreement has been signed by the S-VAR and the MTI S-VAR Transfer of Software License Agreement for the S-VAR's End User has been completed and signed by both parties and returned to MTI corporate office for registration by MTI. S-VAR shall have no authority to modify any provision of the MTI Software License Agreement and the MTI S-VAR Transfer of Software License Agreement Attachment. However, when notified of an END-USER requested change to either the MTI Software License Agreement or the MTI S-VAR Transfer of Software License Agreement Attachment, MTI will not unreasonably refuse changes therein. VAR S-VAR agrees to refer all inquiries concerning customized MTI Software Licenses for use of the (i.e., site licenses, floating licenses, etc.), MTI Licensed Product(s) to MTI.

         2.5 Certain Restrictions. S-VAR agrees that it will not: (a) copy or otherwise duplicate the Licensed Product(s) or any part thereof, (b) rent, lease, lend or otherwise transfer on a temporary basis any copy of the Licensed Product(s) without completing MTI's S-VAR Transfer of Software License Agreement Attachment and forwarding to MTI for registration by MTI, C distribute any copy of the Licensed Product(s) in violation of any provision of this Agreement, or (3) prepare any derivative works not approved for distribution by MTI based on the MTI Licensed Product(s) or otherwise modify or adapt the MTI License Product(s) in any manner without written approval of MTI. MTI shall be entitled to terminate this Agreement immediately upon written notice to S-VAR in the event of any violation of this section.

         2.6 Support Provider: In the event S-VAR desires to become an authorized support provider for MTI products, each S-VAR entity, (i.e., office, employee) that will provide support must be approved by MTI and participate in MTI training for the MTI products to be supported.

         2.7 MTI Derivative Products: MTI will enter into discussions with S-VAR relative to marketing or sales of derivative products which will not require MTI development or run-time licenses but in which will be embedded MTI licensed products.

3.       MARKETING AND PROMOTION

         3.1 Marketing Materials. MTI will make available to S-VAR at reproduction charge only, such promotional materials for the MTI Licensed Product(s) as MTI may from time to time make generally available to other participants in the MTI S-VAR Programs. MTI may, in its sole discretion, include S-VAR's name on such promotional materials as MTI determines to be appropriate.

         3.2      Trademarks and Trade Names

                  3.2.1 S-VAR acknowledges and agrees that all rights in trade names, and the "MTI" product name and all trademarks and service marks associated therewith, and any and all packaging, trade dress, advertising and marketing materials MTI creates or develops for the MTI License Product(s), are and shall at all times remain MTI's exclusive property and S-VAR will acquire no interest therein by virtue of this Agreement or S-VAR's performance thereunder.

                  3.2.2 MTI hereby grants to S-VAR a nonexclusive license to use MTI's product names and trademark(s) in S-VAR's marketing, sales and distribution of the MTI Licensed Product(s), subject to and in accordance with the terms and conditions of this Agreement. MTI makes no warranty, express or implied, as to the use of validity of its trade names and marks.

                  3.2.3 Unless otherwise directed in writing by MTI, S-VAR shall refer to MTI Licensed Product(s) in all advertising, marketing and similar materials prepared by S-VAR as (upsilon)uSE(TM) (Multidimensional, User-oriented, Synthetic Environment) or to other MTI trademarks, logos or product names and services as appropriate (together "MTI Marks"). S-VAR shall comply with all written guidelines furnished by MTI. S-VAR shall include in all materials referring to the MTI Licensed Product(s) the following legend, or such similar legends as MTI may direct concerning the MTI Marks:
                  "(upsilon)uSE(TM) (Multidimensional, User-oriented, Synthetic Environment)" and the MTI logo are trademarks of Muse Technologies, Inc. S-VAR shall not distribute any advertising, marketing and similar materials referring to the MTI Licensed Product(s) or MTI unless MTI has approved the form of such materials in advance in writing.

                  3.2.4 S-VAR shall in no way use the MTI Marks, or any product name or trademark or service mark of MTI, or any confusingly similar name or make, as part of S-VAR's corporate name or trademark. Upon termination of this Agreement, S-VAR shall cease to use any proprietary name or mark of MTI or any confusingly similar name or mark.

4.       TECHNICAL SUPPORT

         4.1 Support to End-Users. At S-VAR's sole expense, S-VAR agrees to maintain a qualified support staff capable of providing technical support services as S-VAR's customers may require. S-VAR shall make its support staff available to customers for telephone consultation during S-VAR's normal business hours, with charges for this support at the discretion of the S-VAR. The S-VAR may also refer its customers to MTI for any additional support services required, but S-VAR's customers will be charged at MTI's published rates for this service, and the referral will be accepted by MTI at MTI's

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

         option. Where MTI provides direct support at S-VAR's customer's outside the U.S.A., MTI shall charge a surcharge of [ * ] above its published support rates, and actual and reasonable expenses for travel and subsistence will be added.

         4.2 MTI support to S-VAR. MTI shall make its License Product(s) support staff available during MTI's ordinary business hours for reasonable telephone technical consultation services with personnel from S-VAR's support staff responsible for the Licensed Product. MTI shall furnish such technical consultation services to S-VAR's End-User customers at MTI's normal hourly rate as published by established catalogue price lists. The license fee does not include installation or annual maintenance of the software. MTI will furnish installation and maintenance services as mutually agreed upon by MTI and S-VAR, if desired by licensee, for additional installation fee listed in MTI standard price list, Attachment A.

5.       UPDATES

         5.1 MTI Updates. MTI may from time to time make available, either with or without charge, updated, enhanced or corrected revisions of the Licensed Product (referred to below as "Updated Versions") and will promptly notify S-VAR of the availability and cost to S-VAR of such Updated Versions. S-VAR shall promptly notify the end-users to which it has distributed the MTI Licensed Product(s) of the availability of such Update Versions and with information on how to procure such version and its cost for Updated Versions which MTI makes this information available to S-VAR without charge. S-VAR will furnish such versions to end-users who request the same without charge to the end-user other than reasonable charges for shipping/handling and for any installation services provided by S-VAR. MTI may, in its sole discretion, make Updated Versions available to end-users directly from MTI or through contractors, dealers or other third parties.

6.       TERM AND TERMINATION

         6.1 Term of Agreement. This Agreement shall become effective on the date executed by the parties to sign and shall remain in effect for an initial term ending three (3) years from such date (the "Initial Term"). Thereafter, this Agreement shall be renewed for successive three (3) year periods (the "Renewal Term") unless either party gives written notice of termination not less than sixty (60) days prior to the termination of the Initial Term or any Renewal Term. As long as S-VAR continues to meet quotas listed on Exhibit 1 to Attachment C of this agreement, MTI will not terminate this agreement without cause nor refuse to renew agreement for successive terms. The provisions of this

         Section 6.1 are subject to all termination provisions of this Agreement, including Section 6.2 below.

         6.2 Default and Termination. S-VAR may terminate this Agreement if MTI materially defaults in the performance of its obligations thereunder and fails to cure such default within ninety (90) days after written notice thereof from S-VAR. Such termination shall be by S-VAR's sole remedy in the event of default by MTI.

                  S-VAR shall be deemed in material default under this Agreement if S-VAR fails to pay any amounts when due thereunder, cancels or attempts to cancel this Agreement prior to delivery, or refuses delivery, or otherwise fails to perform its obligations. In the event of a material default by S-VAR, MTI may, upon written notice to S-VAR: (1) suspend its performance and withhold shipments in whole or in part, and/ or (2) terminate this Agreement, and/or (3) declare all sums owing to MTI immediately due and payable and/or (4) recall products in transit, retake the same and repossess any products held by MTI for S-VAR's account, without the necessity of any other proceedings, and S-VAR agrees that all products so recalled taken or repossessed shall be the property of MTI, provided that S-VAR is given credit therefore.
         Exercise of any of the foregoing remedies by MTI shall not preclude exercise of any of the others, and neither the existence nor exercise of any such remedies shall be construed as limiting, in any manner, any of the rights or remedies available to MTI under the Uniform Commercial Code or other laws.

         6.3 Non Performance to Contracted Sales Volumes. At the option of MTI if S-VAR fails to achieve Committed Sales Volumes as defined in
         Exhibit 1, S-VAR Sales Schedules Commitment, MTI reserves the right to terminate this contract or reduce future discounts allowable.

         6.4 Effect of Termination. Upon any termination of this Agreement, S-VAR shall immediately discontinue any distribution of the Licensed Product and shall immediately return to MTI at S-VAR's expense, MTI Licensed Product(s) not yet purchased, MTI Confidential Materials, and Marketing Materials in S-VAR's possession. S-VAR shall continue to be obligated for any amounts due MTI as of the date of termination. MTI shall retain rights to all customer identification and ancillary information as part of its normal MTI End-User license registration process. In the event MTI terminates this agreement with S-VAR, MTI agrees to provide continued support and maintenance directly to end users of S-VAR as long as end-user continues to pay the required maintenance and renewal fees directly to MTI.

7.       ORDERS AND PRICES

         7.1 Orders. All orders from S-VAR for MTI Licensed Product(s) shall be paid in US Dollars and subject to this Agreement, and the terms and conditions of this

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

         Agreement shall supersede any conflicting or additional terms and conditions contained in S-VAR's purchase orders except that such purchase orders shall be effective as to quantity of copies ordered by S-VAR. All orders are subject to acceptance in writing by MTI at its principal place of business, and shall not be binding until the earlier of such acceptance or shipment, and in the case or shipment, only as to the portion of the order actually shipped.

         7.2 Price. MTI's current list prices, rates and license fees are listed in Attachment A, and may he updated from time to time. International pricing for MTI Licensed Product(s) will incur a [ * ] surcharge on all shipments outside the US. All International shipments are required to be pre-paid prior to shipment. MTI shall provide written notice to S-VAR at least thirty (30) days prior to the effective date of any increase or decrease to its current list prices. S-VAR will pay MTI for each MTI Licensed Product(s) or Services shipped by MTI pursuant to S-VAR's orders. Payment terms are net [ * ]. The price shall be equal to MTI's current list price less discount in effect on the date the order is received by MTI as defined in Attachment C (Reseller Discount Schedule). MTI further guarantees that all S-VAR's within the MTI S-VAR Program (except for Master S-VARS) will receive an equally discounted rate for equal sales volume commitment described by the annual volume commitment table shown in Exhibit 1. MTI guarantees S-VAR that the listed selling price to MTI's direct customers will not fall below S-VAR's discounted prices and result in an non-competitive pricing scenario for the S-VAR.

         7.3 Taxes. The price of the MTI Licensed Product(s) established under this Agreement does not include any federal, state or local sales, use, value-added or other taxes and fees which MTI may be required to pay or collect upon delivery to S-VAR. S-VAR agrees to pay MTI the amount of any such taxes or fees upon receipt of MTI's invoice thereof.

         7.4 Payment Terms. For MTI contracted services or consultation, an initial advanced deposit of [ * ]is required to begin work by MTI. Payment for the MTI Licensed Product(s) and contract services ordered by the S-VAR shall be due [ * ] days from the date of shipment or as otherwise provided.

         7.5 Shipment and Risk of Loss. S-VAR will be responsible for, and pay all shipping charges incurred by MTI in shipping MTI Licensed Product(s) to S-VAR. All risk of loss or damage to any shipment will pass to S-VAR upon delivery by MTI to the shipper. MTI Licensed Product(s) shall be shipped F.O.B. Albuquerque, New Mexico to any location in the United States designated by S-VAR when delivered to the shipper at the shipping point. MTI reserves the right to ship products collect. In the event S-VAR rejects or revokes acceptance of the products for any reason, all risk of loss and/or

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

         damage to such products shall remain at S-VAR's expense unless and until the same are returned at S-VAR's expense to such place as MTI may designate in writing.

         7.6 Deliveries. MTI may make partial shipments, to be separately invoiced and paid when due in accordance with the payment terms set forth above. MTI will use all reasonable efforts to meet S-VAR's delivery schedule, but shall not be liable for any failure or delay in shipment due to any cause beyond MTI's control. MTI reserves the right to refuse, cancel or delay shipment when S-VAR is delinquent in payments to MTI, or when S-VAR has failed to perform its obligations under this Agreement. S-VAR agrees that such delay in delivering or failure to deliver or perform any part of this Agreement shall not be grounds for S-VAR to terminate or refuse to comply with any provision of this Agreement and no penalty of any kind shall be effective against MTI for delay or failure, provided, however, that if the delay or failure extends beyond [ * ] from the originally scheduled date either party may, with written notice to the other, terminate this Agreement without further liability. Each shipment shall be considered a separate and independent transaction and payment for each shipment shall be due accordingly.

         7.7 Acceptance. All products delivered thereunder shall be deemed accepted by S-VAR as conforming to this Agreement, and S-VAR shall have no right to revoke any acceptance, unless written notice of the claimed nonconformity is received by MTI within [ * ] days of delivery thereof. Notwithstanding the foregoing, any use of a product by S-VAR, its agents, employees, contractors or licensees, for any purpose after delivery thereof, shall constitute acceptance of that product by S-VAR.

         7.8 S-VAR Export Control. S-VAR shall abide by the export control laws and regulations of the United States Department of Commerce and other United States governmental regulations relating to the export of MTI Licensed Product(s). Failure to obtain an export control license or other authority from the United States Government may result in criminal liability under US Laws. All export requirements will be registered by S-VAR with the United States Export Agency and copies of all filings will be provided to MTI.

8.       INFRINGEMENT

         8.1 Infringement. The sale of MTI Licensed Product(s) thereunder does not convey any express or implied license under any patent, copyright, trademark or other proprietary rights owned or controlled by MTI, whether relating to the MTI Licensed Product(s) sold to any manufacturing process of MTI or other matter. All rights under any such patent copyright, trademark or other proprietary rights are expressly reserved by MTI.

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                  The foregoing state MTI's sole liability for any claim based upon or related to any alleged infringement of any patent or other intellectual property rights. MTI shall have no liability for any claim of infringement which is based on a combination of products furnished under this Agreement with products, equipment or materials nor furnished here under, or based upon any items made with the products furnished under this Agreement. S-VAR shall defend and hold MTI harmless against any claimed infringement of patents, trademarks or other intellectual property rights arising out of compliance by MTI with S-VAR's designs, specifications or instructions.

9.       WARRANTY: LIMITATIONS ON LIABILITY

         9.1 Limited Warranty. For [ * ] days following the delivery of the MTI Licensed Product(s) to S-VAR, the MTI Licensed Product(s) will substantially conform to MTI's then current User Documentation for the MTI Licensed Product(s) and shall be free of defects. S-VAR agrees that MTI's sole liability and S-VAR's sole remedy for non-conformities or defects in the MTI Licensed Product(s) shall be that for such [ * ] after delivery for the same, MTI will: (a) correct any reproducible failure of the Licensed Products to substantially confirm to such specifications; (b) replace defective media with conforming media.

         9.2 Compatibility. MTI further warrants that the Licensed Products are compatible with the systems and environments identified within the Commercial MTI price list.

         9.3 No Other Warranties. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH ABOVE, AND IN MTI's SOFTWARE LICENSE AGREEMENT MTI MAKES NO EXPRESS OR IMPLIED WARRANTY WITH RESPECT TO THE MTI LICENSED PRODUCT(S), INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; AND THE EXPRESS WARRANTY STATED ABOVE IS IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF MTI FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE, OR PERFORMANCE OF THE LICENSED PRODUCTS.

                  THE AGGREGATE LIABILITY TO MTI, IN DAMAGES OR OTHERWISE, SHALL IN NO EVENT EXCEED THE PAYMENT, IF ANY, RECEIVED BY MTI FOR THE PRODUCTS FURNISHED OR TO BE FURNISHED, AS THE CASE MAY BE, WHICH IS THE SUBJECT OF CLAIM OR DISPUTE. IN NO EVENT SHALL MTI BE LIABLE FOR SIMILAR LOSS OR DAMAGES OF ANY KIND, HOWEVER CAUSED, OR ANY PUNITIVE DAMAGES OR RESULTING FROM ANY BREACH

         OF WARRANT, WHETHER EXPRESS OR IMPLIED, OR OTHERWISE, RELATING TO THE PRODUCTS EVEN IF S-VAR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR IF THE REMEDIES HEREIN ARE FOUND INADEQUATE. NO ACTION, REGARDLESS OF FORM, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR PRODUCTS FURNISHED BY MTI MAY BE BROUGHT BY S-VAR MORE THAN ONE (1) YEAR AFTER THE CAUSE OF ACTION ACCRUED.

                  THE PARTIES EXPRESSLY AGREE THAT LIMITATIONS ON MTI's LIABILITY FOR S-VAR's DAMAGES AS PROVIDED IN SECTION 9 ABOVE SHALL BE INDEPENDENT OF THE REMEDIES PROVISION OF SECTION 9 AND SHALL BE VALID AND ENFORCEABLE WHETHER OR NOT THE REMEDIES SET FORTH IN SECTION 9 "FAIL OF THEIR ESSENTIAL PURPOSE" UNDER SECTION 2-719(2) OF THE UNIFORM COMMERCIAL CODE.

10.      RELATIONSHIP OF THE PARTIES

         The relationship between MTI and S-VAR under this Agreement is intended to be that of independent contractors. Nothing in this agreement shall be construed to create any partnership, joint venture or agency relationship of any kind. Neither party has any authority under this Agreement to assume or create any obligations on behalf of or in the name of the other party or to bind the other party, to any contract, Agreement or undertaking with any third party.

11.      NOTICES

         All notices in connection with this Agreement shall be in writing and shall be sent, in person or by first-class mail, postage prepaid, to the address for the recipient set forth by its signature below or to such other address as such party may hereafter specify by notice to the other. Such notices shall be deemed given when delivered to the other party or, if sooner, three (3) days after mailing if mailed by certified or registered mail, postage prepaid.

12.      GENERAL

         12.1 Applicable Law. This Agreement and all disputes in any way related to, arising under, in connection with, or incident to this Agreement shall be governed by the laws of the United States of America, and the State of New Mexico (excluding New Mexico's conflict of laws rules which would refer to and apply the substantive laws of another jurisdiction). The Parties expressly agree that this Agreement shall not be subject to the United Nations Convention on the International Sale of Goods. Any suit or proceedings thereunder shall be brought only in Albuquerque, New Mexico, and each of the Parties consent to the personal jurisdiction of the courts located therein.

         12.2 Arbitration. Any claim or dispute between the parties arising out of or in connection with this Agreement or the breach or performance hereof shall be determined exclusively by arbitration in the state of New Mexico, in accordance with the then applicable rules of the American Arbitration Association except for matters involving less than $50,000 (exclusive of interest and costs) and except for claims of infringement of MTI's proprietary rights in the Licensed Product(s) or any trade name, trademark or service mark of MTI or violations of Section 2.5 of this agreement. The determination and any award in such arbitration will be final and binding on the parties, and judgment thereon may be entered in any court of competent jurisdiction.

         12.3 Costs of Enforcement. In the event any judicial or arbitration proceedings between the parties are commenced with respect to any claim or dispute arising out of or in connection with this Agreement, or the breach or performance hereof, the party who prevails in such action upon the final determination thereof shall be awarded, in addition to such amounts as may be awarded in the action, its costs and expenses incurred in prosecuting or defending the action including reasonable fees and expenses of counsel.

         12.4 Security Interest. Upon delivery to S-VAR, MTI reserves a security interest in MTI Licensed Product(s) for which payment has not been received. S-VAR shall execute any documents required to perfect MTI's security interest. Upon default by S-VAR, MTI shall have all of the rights of a secured party under the Uniform Commercial Code.

         12.5 Waiver. No failure by a party at any time to require performance of any provision of this Agreement will affect the right of such party to require performance at any later time. No waiver by a party of a breach of any provision of this Agreement shall be construed as a waiver of any succeeding breach of such provision or a waiver of the provision itself. No waiver shall be effective unless in writing and signed by the party sought to be charged therewith.

         12.6 Assignment. Neither this Agreement nor any license or right here under may be assigned or sub-licensed by S-VAR, in whole or in part, without the express written consent of MTI, which consent may be withhold in MTI's sole discretion. Any prohibited assignment or sub-license shall be void. In the event of any change in the ownership of a controlling equity interest in S-VAR, MTI may terminate this Agreement upon written notice to S-VAR, but MTI shall remain obligated thereunder notwithstanding any such assignment.

         12.7 Binding Effect. This Agreement shall be binding upon and insure to the benefit of the successors and permitted assigns of the respective parties hereto.

         12.8 Severability. If any provision of this Agreement is declared by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions of this Agreement will nevertheless continue in full force and effect without being impaired or invalidated in any way.

         12.9 Caption. The captions contained in this Agreement are for reference only and shall not be used in the construction and interpretation of this Agreement.

         12.10 Entire Agreement. This Agreement constitutes the entire understanding and Agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior Agreements or understandings, written or oral, between parties with respect to such subject matter.

         12.11 Modification. This Agreement may not be amended except by a written instrument signed by both parties.

         12.12 Compliance with all laws. S-VAR agrees it will perform its obligations under this Agreement in accordance with all applicable U.S.A. laws, rules and regulations now or hereafter in effect, including but not limited to those laws, rules and regulations regarding the testing, licensing, registrations and administrative filings and disclosures, manufacture, distribution and exporting of the MTI Licensed Product(s) within the United States and within relevant foreign countries.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their authorized representative on the date indicated below:

Continuum Resources International ASA                Muse Technologies, Inc.

By:      /s/  J.M. Hume                              By:    /s/ Curtiz J.Gangi
         -----------------------------                      --------------------


Name:     J.M. Hume                                  Name:  Curtiz J. Gangi
         -----------------------------                      --------------------

Title:      CEO                                      Title: President
         -----------------------------                      --------------------

Date:    6/19/98                                     Date:    6/19/98
         -----------------------------                      --------------------

Address for Notices:                                 Address for Notices:

2424 Wilcrest #100
-----------------------------                        ---------------------------
Houston
-----------------------------                        ---------------------------
TX  77042
-----------------------------                        ---------------------------

Phone:   (703) 974 6907                              Phone:
                                                            --------------------

FAX:     (703) 974 1496                              FAX :
                                                            --------------------

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.



                                 ATTACHMENT A
            (Muse U.S. Price List and Standard Terms & Conditions)

                          U.S. COMMERCIAL PRICE LIST
                                    1/1/98

                      PRODUCTS & PRODUCT SUPPORT SERVICES

                                PRODUCT
SOFTWARE DEVELOPMENT            LICENSE                     ANNUAL SUPPORT AND              INSTALLATION &
LICENSE                                                     MAINTENANCE                     INTEGRATION
-------------------------       ---------------             --------------------            -----------------
SINGLE USER
Foundation                      [    *    ]                 [    *    ]                     [    *    ]
Renaissance                     [    *    ]                 [    *    ]                     [    *    ]
SHARED ENVIRONMENT
Continuum Foundation
Renaissance with                [    *    ]                 [    *    ]                     [    *    ]
Continuum Module



APPLICATION RUN-TIME
LICENSE

Foundation                      [    *    ]                 [    *    ]
Renaissance                     [    *    ]                 [    *    ]
Continuum Foundation
Renaissance Continuum           [    *    ]                 [    *    ]

APPLICATION PRODUCTS

Solar System Development        [    *    ]                 [    *    ]
Run-Time Model                  [    *    ]                 [    *    ]
StarDust Model                  [    *    ]                 [    *    ]
Development                     [    *    ]                 [    *    ]
Run-Time Model


ATTACHMENT A, PAGE 2

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


FEA Analyzer                    [    *    ]                 [    *    ]
Development                     [    *    ]                 [    *    ]
Run-Time

ADD-ON MODULES

Audio Software                  [    *    ]                 [    *    ]                     configuration dependent
Voice Recognition               [    *    ]                 [    *    ]                     configuration dependent
Speech Synthesis                [    *    ]                 [    *    ]                     configuration dependent
Real Time Collision             [    *    ]                 [    *    ]                     configuration dependent
Detect

TRAINING & CUSTOM
SUPPORT SERVICES

Training Class                  #  PEOPLE                   ON-SITE                         OFF-SITE
Site Administration
(hardware)                            5       2 days        [    *    ]                     [    *    ]
Site Administration
(Software)                            5       3 days        [    *    ]                     [    *    ]
Application Development
Introductory                          5       5 days        [    *    ]                     [    *    ]
Application Development
Advanced                                      3 days        [    *    ]                     [    *    ]
Custom Classes Available


Note:  All International Orders require a [ * ] addendum to above listed prices:

ATTACHMENT A, PAGE 3

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                        TRAINING & CUSTOM SUPPORT SERVICES

         Training Class                   # Persons           Duration          On-Site (?)      Off-Site (?)
         Site Administration                     5            2 Days            [     *    ]     [    *    ]
                  (hardware)

         Site Administration                     5            3 Days            [    *     ]     [    *    ]
         (Software)
         Application Development                 5            5 Days            [    *    ]      [    *    ]
         Introductory
         Application Development                 5            3 Days            [    *    ]      [    *    ]
         Advanced
         Custom Classes Available

CONSULTING SERVICES

         Technical Support                       1                              [    *    ]      [    *    ]
                                                 1            1st Day           [    *    ]      [    *    ]
         Design Support                          1            .5 day            [    *    ]      [    *    ]
                                                 1                              [    *    ]      [    *    ]
                                                 1                              [    *    ]      [    *    ]


Note: All International sales require [ * ] addendum to the above listed prices, in addition to actual and reasonable expenses to be covered in the case of required travel.

ATTACHMENT A, PAGE 4


*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                       MTI STANDARD TERMS AND CONDITIONS


PAYMENT TERMS:

Payment for the MTI Licensed Product(s) and Services shall be due according to the terms in the S-VAR purchase order or S-VAR agreement. If payment is not received according to such terms, MTI shall have the right to discontinue the Licensee's usage of Software and Licensee hereby waives any rights to continued usage of the MTI Licensed Product(s) if the payments are not met according to the Payment Terms. Payment Terms are net [ * ] days from MTI invoice date. MTI shall be held harmless by S-VAR for any claim whatsoever arising out of discontinuance of usage of the Software by the S-VAR's due to nonpayment.

For MTI contracted services, contracted development or consultation to S-VAR's customer where referrals are made, an initial advanced deposit of [ * ] is required to begin work by MTI. Payment for balance of contract services ordered by the S-VAR shall be due [ * ] days from the date of shipment or as otherwise provided.

TAXES:

Prices are exclusive of all royalties, gross receipts, sales, use and like taxes. Any tax that MTI may be required to collect or pay upon the delivery of the MTI Licenysed Product(s) or the performance of services described in this Agreement shall be paid by the S-VAR, and such sums shall be due and payable upon delivery or performance [ * ]days from date of invoice. No discounts will apply.

PRODUCT SPECIFICATION CHANGES:

MTI reserves the right, without limitations and without obtaining prior approval from or notice to the S-VAR, to make changes in and to the Software and MTI Licensed Product(s) and services; (a) when required for purposes of safety; or (b) to meet MTI product development specifications.

DELIVERIES:

Deliveries of MTI Licensed Product(s)will be made F.O.B. Albuquerque, New
Mexico.

INTERNATIONAL SALES:

International orders accepted by MTI will be required to be paid in full at time of the order. No dating will be allowed. Terms are payment upon receipt of Order.

                                 ATTACHMENT B
                     (End User Software License Agreement)

                          SOFTWARE LICENSE AGREEMENT


         THIS AGREEMENT by and between Muse Technologies, Inc., with offices at 1601 Randolph SE, Suite 210, Albuquerque, NM 87106, and Continuum Resources, ASA having headquarters at 2424 Wilcrest, Suite 100, Houston, TX 77042 (hereinafter referred to as "LICENSEE').

         WHEREAS, Muse Technologies, Inc. has proprietary rights in certain software identified in Appendix A attached hereto and made a part hereof (hereinafter referred to as "Software") and

         WHEREAS, LICENSEE wishes to acquire the right to use the Software in conjunction with its business; and

         WHEREAS; Muse Technologies, Inc. is willing to grant such rights as defined in consideration of the payment by S-VAR of the required fees as set forth in the Muse Technologies, Inc. Commercial Price List for Muse Technologies, Inc. software licenses, and contingent upon agreement of LICENSEE to be bound by the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the covenants and conditions set forth herein, the parties hereto agree as follows:

1. LICENSEE SUBJECT TO LICENSEE's PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT:

         (a) Muse Technologies, Inc. grants to LICENSEE a nonexclusive, nontransferable license to use the Software in object code form in the location and only for the number of seats set forth in Appendix A of this Agreement under LICENSEE INFORMATION.

         (b) LICENSEE may copy the Software in machine-readable form only for backup or archival purposes for License's sole use.

         (c) LICENSEE shall not reverse assemble or reverse compile the Software in whole or in part. All copies of the Software made by LICENSEE shall be and remain the property of Muse Technologies, Inc. LICENSEE shall not use, reproduce, translate, modify, display, perform, sell, license, sub-license, or otherwise distribute, transfer or dispose of the Software except as expressly provided for in this Agreement.

         (d) No other license rights and no title or ownership rights in the Software are hereby granted or transferred to LICENSEE under this Agreement.

ATTACHMENT B, PAGE 2


         (e) LICENSEE shall use the Software for its own intern al use and for that of its 50% or more owned subsidiaries and shall not provide use of the Software to any third party or provide services or products to any third party using the Software except as provided for herein.

2.       FEES

         LICENSEE shall pay to Muse Technologies, Inc. the fee set forth in the Muse Technologies, Inc. Commercial Price List for use of the Software. The fee for the License and maintenance shall be paid by LICENSEE upon execution of this Agreement, and each subsequent maintenance renewal fee shall be paid by LICENSEE prior to the end of each anniversary date (the date of this Agreement).

3.       RETENTION OF TITLE & OWNERSHIP OF INTELLECTUAL PROPERTY OWNERSHIP

         (a) Title to all intellectual property rights, including without limitation, patent, trademark, copyright and trade secret rights in and to the Software, including derivative works of the Software; and, title to all ownership rights in all copies of all media bearing the Software, are and shall remain in Muse Technologies, Inc. LICENSEE shall, upon the reasonable request of Muse Technologies, Inc., executive any documents necessary to transfer any ownership in rights or title to such Software or other materials to Muse Technologies, Inc.

         (b) LICENSEE agrees that ownership of the copyright and all other intellectual property rights and title to any software and other materials used by Muse Technologies, Inc. to create the Software or to perform services delivered by Muse Technologies, Inc. under this Agreement shall reside in Muse Technologies, Inc. or those parties licensing the same to Muse Technologies, Inc. and that LICENSEE possesses no ownership or claim to ownership of such rights or title. Such Software and other materials proprietary to Muse Technologies, Inc. or others shall be deemed to include, by way of example and not in limitation, portions or software code, menu structures, database schema, generic documentation text, interface components and design used by Muse Technologies, Inc. to perform its services and to deliver Software as required under Appendix A. LICENSEE shall, upon the reasonable request of Muse Technologies, Inc., execute any documents necessary to transfer any ownership in rights or title to such software or other materials to Muse Technologies, Inc. Muse Technologies, Inc. hereby grants to LICENSEE the nonexclusive right to use such software and materials proprietary to Muse Technologies, Inc. in products limited to and incorporated within the Software specified in Appendix A.

ATTACHMENT B, PAGE 3

4.       PROPRIETARY, COPYRIGHT AND TRADE SECRET NOTICES

         LICENSEE shall reproduce and include Muse Technologies, Inc.'s proprietary, copyright and trade secret notices on all copies, in whole or in part, in any form and in any medium including partial copies or modifications of the Software made thereunder. Such notices shall be in substantially the same form and location as they appear on the original form from which the copies or modifications are made. LICENSEE shall not remove any proprietary, copyright or trade secret notices from the Software.

5.       CONFIDENTIAL INFORMATION AND NONDISCLOSURE

         (a) During the term of this Agreement and for a period of five (5) years thereafter, LICENSEE agrees to hold in confidence and not disclose to others any information with respect to the Software or any portions or modifications thereof with the following exceptions:

                  (1) information the LICENSEE can show by written documentation was in its possession prior to receipt of the Software; and

                  (2) any portion of the Software which becomes available to the public through no fault of LICENSEE; and

                  (3) information which is disclosed to LICENSEE by a third party who is not under obligation of confidentiality to Muse Technologies, Inc. with respect thereto; and

                  (4) information which was developed by or for LICENSEE independent of the Software.

         (b) LICENSEE may divulge the Software and portions and modifications thereof to consultants of Licensee which may operate and work with such Software solely for the benefit of LICENSEE; provided such consultant(s) are in substantial compliance with the terms and conditions of this Agreement and are under an obligation to LICENSEE not to disclose the Software consistent with the terms and conditions of this Section or terms and conditions substantially in conformity with this Section or Section 3 of the Technical Services and Option Agreement between the parties. Muse Technologies, Inc. shall be under no duty to correct portions of the Software added or modified by persons or entities other than Muse Technologies, Inc., its employees or agents.

         (c) LICENSEE acknowledges that any publication or disclosure to third parties of confidential information may cause immediate and irreparable harm to Muse Technologies, Inc. LICENSEE shall take all reasonable steps to ensure that no unauthorized person or entity shall

ATTACHMENT B, PAGE 4


have access to any portion of the Software and that no unauthorized copy in whole or in part in any form shall be made, other than as provided herein.

6.       TERM RENEWAL AND TERMINATION

         (a) This license becomes effective upon execution by both parties and upon receipt by Muse Technologies, Inc. of an executed copy of this Agreement and shall remain in effect until terminated by either party as provided for herein. Maintenance shall be for one (1) year upon payment of the annual renewal fees.

         (b) LICENSEE may terminate this Agreement by notifying Muse Technologies, Inc. of its intent to terminate with at least thirty (30) days prior written notice and LICENSEE agrees to return the Software and all copies and modifications thereof to Muse Technologies, Inc. immediately after termination.

         (c) Muse Technologies, Inc. may terminate this Agreement if LICENSEE fails to comply with any of the terms and conditions of the Agreement and such failure is not cured within thirty (30) days of LICENSEE's receipt of written notice from Muse Technologies, Inc. specifying the nature of such failure.

         (d) This Agreement shall automatically terminate upon any act of bankruptcy by or against LICENSEE or upon any general assignment for the benefit of creditors of LICENSEE or upon any attachment or execution of judgment of process against LICENSEE or its assets or upon dissolution of the LICENSEE, and in any such event Muse Technologies, Inc. shall have the right to immediate possession of the Software and all copies and modifications therefor

         (e) Upon termination of this Agreement, LICENSEE shall cease all further use of the Software, and, notwithstanding such termination, all obligations under Sections titled "Retention of Title & Ownership of Intellectual Property." "Indemnification," "Confidential Information and Nondisclosure" and "Limitations and Remedies" shall survive and continue to bind the parties after the date of termination.

         (f) Upon termination of this Agreement, LICENSEE shall not be entitled, nor shall Muse Technologies, Inc. be obligated to pay any refund to LICENSEE sums paid by LICENSEE to Muse Technologies, Inc. prior to termination, which sums have been earned by Muse Technologies, Inc. date of termination. LICENSEE shall pay to Muse Technologies, Inc. all sums accrued and owned by Muse Technologies, Inc. up to and including the date of termination.

ATTACHMENT B, PAGE 5


*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

7.       LIMITED WARRANTY

         THE SOFTWARE IS WARRANTED FOR A PERIOD OF [ * ] DAYS FROM SUCCESSFUL INSTALLATION TO PERFORM SUBSTANTIALLY IN ACCORDANCE WITH THE DOCUMENTATION PROVIDED WITH THE SOFTWARE AT THE TIME OF INSTALLATION AND IN SUBSTANTIAL ACCORDANCE WITH THE RELEASE AND VERSIONS OF THE SOFTWARE PROVIDED TO LICENSEE DURING THE TERM OF THIS AGREEMENT ARE WARRANTED TO BE SUBSTANTIALLY COMPATIBLE WITH CUSTOMIZED SOFTWARE APPLICATIONS DEVELOPED BY MUSE TECHNOLOGIES, INC. FOR THE LICENSEE. HOWEVER THAT DURING SUCH TERM, LICENSEE SUBSCRIBES TO MUSE TECHNOLOGIES, INC.'S THEN CURRENT SOFTWARE UPGRADE AND SUPPORT SERVICES. TO THE EXTENT ANY RESULTING NONCONFORMITY RESULTS IN SUCH CUSTOMIZED SOFTWARE APPLICATIONS TO BE INOPERATIVE OR ANY DIMINISHED FUNCTIONS ARE NOT INCIDENTAL, MUSE TECHNOLOGIES, INC. SHALL EXPEDITIOUSLY INITIATE AND DILIGENTLY PURSUE CORRECTION THEREOF.

         EXCEPT AS PROVIDED FOR HEREIN, THE SOFTWARE IS PROVIDED "AS IS," WITHOUT ADDITIONAL WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE SOFTWARE IS WITH THE LICENSEE.

         SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES,
SO THE ABOVE EXCLUSION MAY NOT APPLY TO YOU.  THIS WARRANTY GIVES
YOU SPECIFIC LEGAL RIGHTS, AND YOU MAY HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.

         MUSE TECHNOLOGIES, INC. DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE SOFTWARE WILL MEET YOUR REQUIREMENTS OR THAT THE OPERATION OF THE SOFTWARE WILL BE UNINTERRUPTED OR ERROR FREE.

         (a) Muse Technologies, Inc. makes nor warranties, express or implied, including warranties of merchantability and fitness for a particular purpose, upon software, hardware of services manufactured or supplied by parties other than Muse Technologies, Inc., the only warranties being those which are otherwise provided by such other manufacturer or supplier of the software, hardware or services, and LICENSEE will look only to the manufacturer or supplier for the performance of any such warranties.

ATTACHMENT B, PAGE 6


*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


         (b) Muse Technologies, Inc. warrants to LICENSEE that the machine readable media on which the Software if furnished is free from defects and materials and workmanship under normal use and service for a period of [ * ] days from the date hereof. During such period, Muse Technologies, Inc. will replace any defective media on which the Software has been furnished.

         (c) Unless expressly set forth in Section 10 of this Agreement, Muse Technologies, Inc. shall be UNDER no duty whatsoever to provide revisions, updates or maintenance duties concerning the Software.

8.       LIMITATIONS AND REMEDIES

         (a) Except as set forth in Section 7(a) above, and Sections 8(a)(1), 8(a)(2), 8(a)(3), and 10 below, Muse Technologies, Inc. shall not be held to any liability with respect to any claim by LICENSEE or any third party on account of or arising from the use of the Software. In no event shall Muse Technologies, Inc. be liable for indirect, incidental, special or consequential damages arising out of this Agreement or its existence, furnishing, functioning, or the LICENSEE's use of the Software (even if Muse Technologies, Inc. has been advised of the possibility of such damages).

                  (1) Muse Technologies, Inc. warrants that it will undertake to investigate and attempt to correct any significant malfunction in the Software reported by LICENSEE in accordance with the provisions contained in Section (a), above.

                  (2) During such period, Muse Technologies, Inc. will replace any defective media on which the Software has been furnished.

                  (3) Muse Technologies, Inc. will, in its sole discretion and at its own expense, either procure for LICENSEE the right to continue using the Software, replace it with a non-infringing product providing substantially the same capabilities or remove it and refund an equitable portion of the payment therefore.

         (b) No action, regardless of form, arising out of this Agreement may be brought by either party more than two (2) years after the cause of action has arisen or in the case of an action for nonpayment, more than two (2) years from the date the last payment was due.

9.       INDEMNIFICATION

         Muse Technologies, Inc. will indemnify and hold LICENSEE harmless against the liabilities and costs, including reasonable attorneys' fees, of defending any suit arising from

ATTACHMENT B, PAGE 7


alleged infringement by the Software of any United States patent, trade secret, copyright or any other intellectual property right of a third party, provided that Muse Technologies, Inc. is notified promptly in writing of such claim of infringement and is given full authority, information and assistance in settling or defending such claim. Muse Technologies, Inc. shall have no liability whatsoever thereunder with respect to any claims settled by LICENSEE without Muse Technologies, Inc.'s prior written consent.

         The foregoing states the entire liability of Muse Technologies, Inc. with respect to infringement of third party intellectual property right by the Software or any part thereof or by its operation.

10.      MAINTENANCE

         (a) Muse Technologies, Inc. shall provide the maintenance requested by LICENSEE for the fees specified and set forth in MTI Commercial Price List. Annual maintenance charges shall be per the MTI commercial price listing per year, at Licensee's option, for the duration of this license. In no case shall such maintenance charges exceed the normal fees charged other licensees for the number of copies licensed.

         (b) Muse Technologies, Inc. shall provide reasonable telephone support to LICENSEE between the hours of 9 AM to 6 PM, EST, except for national holidays and such reasonable local holidays (up to 6 per year) as LICENSEE may have been given prior written notice.

         (c) In the event the Software evidences a malfunction critically affecting the operation thereof, Muse Technologies, Inc. shall begin and diligently pursue correction of such malfunction within one (1) working day of notification by LICENSEE or discovery by Muse Technologies, Inc.. In the event correction is not reasonably possible within six (6) working days, Muse Technologies, Inc. shall provide a "work around" within such period and then shall continue to diligently pursue proper correction thereof.

         In the event such malfunction is not critical to the operation of the Software, correction of such malfunction shall be provided with normal updates to the Software which shall be provided LICENSEE not less than once each six
(6) months.

         All corrections, modification and updates shall have proper documentation provided with the new versions of the Software, as such, are required for the proper operation of the Software. All other documentation corrections shall be provided LICENSEE within thirty (30) days of forwarding the Software.

ATTACHMENT B, PAGE 8


11.      TAXES

         (a) The payment required under this License Agreement is exclusive of taxes, and LICENSEE agrees to bear and be responsible for payment of all sales, use, rental receipt, personal property, or any other taxes which may be levied or assessed against LICENSEE, including any licensing, sales taxes or equivalent taxes levied by state authorities upon sales of goods or services at point of sale or delivery. LICENSEE shall not be responsible for any taxes imposed on Muse Technologies, Inc.'s net worth, corporate gross receipts (except for sales taxes or equivalent taxes as set forth above) or upon any franchise operations.

         (b) Notwithstanding the above, LICENSEE is not required to reimburse Muse Technologies, Inc. for net income tax liability of Muse Technologies, Inc. attributable to the License payment arising from this Agreement.

12.      NON-COMPETITION

         LICENSEE expressly acknowledges that Muse Technologies, Inc. may at its sole option, provide other entities or persons services licenses similar, greater or lesser than those services and licenses granted to LICENSEE by this Agreement. LICENSEE further acknowledges that Muse Technologies, Inc. may, during the term of this Agreement, perform work for itself or others and that such work by Muse Technologies, Inc., in and of itself, shall not constitute a breach of Muse Technologies, Inc.'s duties under this Agreement. LICENSEE agrees that such work performed by Muse Technologies, Inc. for others may include software and other materials proprietary to Muse Technologies, Inc. and used by Muse Technologies, Inc. to create the services and Software delivered by Muse Technologies, Inc. to LICENSEE under this Agreement. Such Software and other materials proprietary to Muse Technologies, Inc. or others shall be deemed to include, by way of example and not in limitation, portions of software code, menu structures, database schema, generic documentation text, interface components and design used by Muse Technologies, Inc.

         Additional MISCELLANEOUS terms:

         (a) Amendments. No amendment to this Agreement shall be effective and binding until it is reduced to writing and signed by duly authorized representatives of both parties. Unless expressly agreed to in writing by Muse Technologies, Inc., and subsequent purchase order, letter of intent, invoice or other Agreement or other communication--whether oral or written--issued by one party to the other shall not be binding on the receiving party to the extent that such terms and conditions are additional to or inconsistent with those contained in this Agreement.

ATTACHMENT B, PAGE 9


         (b) Consent to Breach Not Waiver. No term or provision of this Agreement shall be deemed waived and no breach excused, unless such waiver or consent is in writing and signed by the party claimed to have waived or consented. Any consent by any party to, or waiver of, a breach by the other, whether express or implied, shall not constitute a consent to, waiver of, or excuse for any other different or subsequent breach.

         (c) Addresses for Notice and Payments. Any notice or payments from one party to the other party required under this Agreement shall be deemed made on the date of receipt as sent by certified mail, return receipt requested (Notice), or as sent first-class, postage prepaid (Payments) and addressed to the locations and person specified below:

         (d) Execution by Counterparts. This Agreement shall become effective and binding upon the parties when executed by both parties. This Agreement may be executed in two counterparts, both of which for all purposes shall constitute one Agreement, effective upon the latest date of signature of the counterparts, and shall be binding on all parties notwithstanding that all parties may not have signed the same counterpart.

13.      ASSIGNMENT

         This Agreement, the License or the Software to which they apply may not be assigned, delegated, sub-licensed, pledged or otherwise transferred by LICENSEE to any party without prior written consent from Muse Technologies, Inc.

14.      MISCELLANEOUS

         (a) Should any portion of this Agreement be found invalid under any applicable statute or rule of law, this Agreement shall be deemed to remain in full force and effect with the omission of such portion.

         (b) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Mexico.

         (c) This Agreement constitutes the entire agreement between the parties hereto which supersedes all proposals, oral or written, and all other communications between the parties which relates to the subject manner of this Agreement.

ATTACHMENT B, PAGE 10

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date of the last signature hereto.

Muse Technologies, Inc.

By       /s/ Curtiz J. Gangi
Name     Curtiz J. Gangi
Title    President
Date     6/19/98

Continuum Resources International, ASA

By       /s/ J.M. Hume
Name     J.M. Hume
Title    CEO
Date     6/19/98


                                                 2424 Wilcrest, Suite 100
                                                 Houston, TX  77042

Software Location                                Continuum Resources, ASA
                                                 2424 Wilcrest, Suite 100
                                                 Houston, TX  77042
No. of Seats:     ____

                  Seat Location 1:
                                     ----------------------
                                     ----------------------
                                     ----------------------
                                     ----------------------
                                     ----------------------

                  Seat Location 2:
                                     ----------------------
                                     ----------------------
                                     ----------------------
                                     ----------------------
                                     ----------------------

                  Seat Location 3:
                                     ----------------------
                                     ----------------------
                                     ----------------------
                                     ----------------------
                                     ----------------------

ATTACHMENT B, PAGE 11

                  Seat Location 4:
                                     ----------------------
                                     ----------------------
                                     ----------------------
                                     ----------------------
                                     ----------------------


                  Seat Location 5:
                                     ----------------------
                                     ----------------------
                                     ----------------------
                                     ----------------------
                                     ----------------------

ATTACHMENT B, PAGE 12

                            MUSE TECHNOLOGIES, INC.
                 S-VAR TRANSFER OF SOFTWARE LICENSE AGREEMENT
                                      TO
                                   End-User

ACKNOWLEDGMENT: S-VAR certifies and End-User confirms compliance to terms and conditions of the MTI End-User Software License Agreement by signature hereon.


Continuum Resources, ASA                 Company (End-User)

By:                                      By:
      -------------------------------           ------------------------------

Name:                                    Name:
      -------------------------------           ------------------------------

Title:                                   Title:
      -------------------------------           ------------------------------

Date:                                    Date:
      -------------------------------           ------------------------------

Address for Notices:                     Address for Notices:

      -------------------------------           ------------------------------

      -------------------------------           ------------------------------

      -------------------------------           ------------------------------


Phone:                                   Phone:
      -------------------------------           ------------------------------

FAX:                                     FAX:
      -------------------------------           ------------------------------

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                 ATTACHMENT C

                  (Volume Commitment and Discount Schedules)


o     Normal VAR Volume Sales Commitment: (due to MTI after discount to VAR)

                  Tier                               U.S. Dollar Commitment:

                     1                               [    *    ]
                     2                               [    *    ]
                     3                               [    *    ]
                     4                               [    *    ]

o        Normal VAR Reseller Discount Schedule:


                                                              Foundation          Renaissance
Discount             Foundation          Renaissance          Development         Development
Tier                 RT License          RT License           Licence             Licence              Continuum
1                    [ * ]               [ * ]                [ * ]               [ * ]                [ * ]
2                    [ * ]               [ * ]                [ * ]               [ * ]                [ * ]
3                    [ * ]               [ * ]                [ * ]               [ * ]                [ * ]
4                    [ * ]               [ * ]                [ * ]               [ * ]                [ * ]


o        Master-VAR Discount Schedule:

         MTI allows [ * ] discount to Master VARs on all items purchased from MTI with exception to maintenance, support services, consulting services, and training.

o        S-VAR Discount Schedule:

         MTI allows [ * ] discount on all items purchased from MTI with exception to maintenance, support services, consulting services, and training.

*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                          ATTACHMENT C, (Exhibit #1)

                        S-VAR COMMITMENT SALES SCHEDULE

o        Continuum Resources ASA  Commitment for S-VAR Status:

I. $5,000,000.00 "up-front" payment to MTI to purchase exclusive representation of MTI products to the global petroleum Industry as per terms of this agreement.

II Commitment to produce at least the following revenue stream for sale of MTI products:

         A.       For Initial Term of agreement:

         $12,000,000 commitment volume of revenue due Must Technologies, Inc. over the three (3) year term of the contract.

as per following table:

                  Year #1                            Year #2                                         Year #3

Q1         Q2         Q3         Q4         Q1         Q2         Q3         Q4         Q1         Q2         Q3         Q4
[ * ]      [ * ]      [ * ]      [ * ]      [ * ]      [ * ]      [ * ]      [ * ]      [ * ]      [ * ]      [ * ]      [ * ]






         B.        For Optional Renewal Terms of agreement:

         [         *         ] committed volume of revenue due Muse
Technologies, Inc. over the next three (3) year term of the contract.

as per following table:


                  Year #1                            Year #2                                         Year #3
Q1         Q2         Q3         Q4         Q1         Q2         Q3         Q4         Q1         Q2         Q3         Q4

[ * ]      [ * ]      [ * ]      [ * ]      [ * ]      [ * ]      [ * ]      [ * ]      [ * ]      [ * ]      [ * ]      [ * ]





*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


III.     S-VAR Responsibilities and entitlements:

1. Sales revenue as per terms of this agreement for all petroleum industry end users sold by either MTI or S-VAR within the Global Petroleum Industry.

2. Distribution rights and revenue stream for all additional Value Added Resellers within the petroleum industry brought into Master VAR or normal VAR status by either Continuum Resources, ASA or Muse.

3. Straight [ * ] discount on all products listed in Muse Commercial Price List for items purchased from MTI for shipment to S-VAR customers. (excluding installations, training, support services and documentation.)

4. MTI will hire a support team consisting of (4) persons, to be dedicated to the success of the S-VAR's sales efforts. (Refer to Attachment E, paragraph 10.)

5. S-VAR is empowered to initiate and participate in negotiations, upon MTI written approval and within the assigned Trading Area, between MTI and 3rd parties (who are brought to MTI by S-VAR), for other MTI VAR agreements. If "up-front" money is paid to MTI for any of these agreements, S-VAR is entitled to share in the "up-front" revenue on a [ * ]basis with MTI. ("Up-front" money is required from any reseller partner who purchases a territory with exclusivity within the designated assigned Trading Area for reselling MTI products.)

         S-VAR Signature and Agreement to Commitment:

Name:    /s/ J.M.Hume
         ----------------------------

Title:   CEO
         ----------------------------

                                 ATTACHMENT D

         (S-VAR Application Software and Hardware Product(s))

S-VAR Software Applications:


      ------------------------------------------------------------------------

      ------------------------------------------------------------------------

      ------------------------------------------------------------------------

      ------------------------------------------------------------------------

S-VAR Hardware Systems:


      ------------------------------------------------------------------------

      ------------------------------------------------------------------------

      ------------------------------------------------------------------------

      ------------------------------------------------------------------------

                                 ATTACHMENT E

                            Contract Modifications


1. MTI grants to S-VAR the right of integration of S-VAR's application with MTI's licensed products.

2. MTI will allow S-VAR to initiate and participate in negotiations with other potential VAR candidates outside the S-VAR's "trading area", if request is made in writing and approved by MTI, however, MTI reserves final right of approval.

3. MTI agrees to allow S-VAR to integrate S-VAR applications with MTI licensed products and resell the derivative product or service within the "trading area" at a price to be determined solely by S-VAR, assuming a royalty fee has been mutually negotiated by MTI and S-VAR.

4. Confidential Information" means either parties information and/or materials containing information which concern, without limitation, MTI or S-VAR's software secrets, business plans, customers, technology or products and are marked proprietary and/or confidential in nature.

5. "International Sales" means sales outside of the territory of the United States.

6. For volume commitment purposes, sales will be deemed "booked" in the quarter in which a firm order is placed by S-VAR and accepted by MTI.

7. Add to paragraph 1.2 Trading Area:

   "All petroleum or oil and gas companies and their consultants, geophysical, geological, reservoir, facilities, pipeline, construction and field and general contractors and suppliers of oil and gas related technologies, both onshore and offshore in all locations worldwide with the exception of those areas restricted by US Government Export Regulations and those applications defined below."

8. Add to paragraph 1.5 Trading Area Restrictions:

   "Nothing in this trading area restriction shall be construed as limiting S-VAR's ability to sell any form of database product or other product relating to financial, economic, or other cost effective considerations of oil and gas operations as an extension of developments of other allowed oil and gas applications."

9. If MTI sells directly to the petroleum market, bypassing S-VAR, MTI will allow the value of such sale to apply toward the Volume Commitment" of S-VAR.

ATTACHMENT E, PAGE 2


*  OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


10. MTI will indemnify and hold S-VAR harmless against the liabilities and costs, including reasonable attorney's fees, for defending any suit arising out of alleged infringement by MTI's licensed product(s) of any patent, trade secret, copyright or any other intellectual property right of a third party, provided that MTI is notified promptly in writing of such claim of infringement and is given full authority, information and assistance in settling or defending such claim. MTI shall have no liability whatsoever thereunder with respect to any claims settled by S-VAR without MTI's prior written permission.

11. MTI will hire a support team consisting of (4) persons to be dedicated to the success of the S-VAR's sales and development efforts. The support staff will be available for direction by S-VAR. Where products/applications are developed jointly and where the MTI staffs role is the development of enhancements, additions to the MTI environment there will be no charge for services however MTI will have the right to include such development within the MTI product range where development is done in which S-VAR wishes to retain 100% of the rights to the application than S-VAR will pay for the MTI staff services required to integrate the application. Other product development will be handled on a cased by case basis with agreed royalties occurring to S-VAR and MTI as appropriate.

12. The revenue stream detailed in Attachment C, Exhibit #1, is based on current MTI projections of both price and introduction of new products and
upgrades. [                               *                               ]
[                                         *                               ]
[                                         *                               ]


13.      [                                *                               ]
         [                                *                               ]
         [                                *                    ]


14. MTI agrees to allow under separate agreement, and consistent with the standard MTI Master-VAR program, a Master-VAR Agreement to exist with Continuum Resources International, ASA, or its' designee, which will allow marketing the MTI product family within the Scandinavian Countries as follows with no restrictions placed upon the vertical markets within the referenced Countries, subject to MTI approval of designee, and subject to the minimal incremental commitment of [ * ]


         - Sweden        - Denmark         - Norway          - Finland


15. MTI agrees to allow under separate agreement, and consistent with the standard MTI Master-VAR program, a Master-VAR agreement with Continuum Resources International , ASA or its' designee, to market the MTI family of products to the Medical Industry in the United

ATTACHMENT E, PAGE 3


*        OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


Kingdom, subject to MTI approval of designee, and subject to the minimal
incremental commitment of [        *         ]

16. MTI will pay up to [ * ] of booth space rental at [ * ] Petroleum Industry Conferences world-wide subject to actual costs of booth space rental not to
exceed [ * ]. At these conferences, MTI will provide [          *         ]

17. MTI will honor all terms of this agreement subject to complete funding of the S-VAR Agreement having been completed prior to September 30, 1998;. and with payment being completed according to the following schedule:

         [                              *                                   ]
         [                              *                                   ]